SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                [GRAPHIC OMITTED]


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        DEFENSE TECHNOLOGY SYSTEMS, INC.
         Date of Report (Date of earliest event reported): May 20, 2005
                                                           ------------


                   Defense Technology Systems, Inc.
        (Exact Name of Registrant as Specified in its Charter)



         Delaware                     1-9263                   11-2816128
         --------                     ------                   ----------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
       Organization)                                        Identification No.)


                 275K Marcus Blvd.
                Hauppauge, New York                            11788
                -------------------                            -----
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (631) 951-4000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

The registrant hereby amends Items 2.01 and 9.01 of its Current Report on Form 8-K filed on April 13, 2005, as follows:

Item 2.01 - Completion of Acquisition or Disposition of Assets.

         On April 6, 2005, Defense Technology Systems, Inc. ("DFTS"), completed the acquisition of a majority interest in Digital Computer Integration Corporation ("DCI"), pursuant to a purchase agreement (the "Agreement") with NewMarket Technology, Inc. The Registrant announced the signing of the Agreement on February 28, 2005 and filed a copy of the Agreement in the Current Report on Form 8-K filed on April 13, 2005. Subsequently it has come to the attention of the Registrant that information included on Schedule 3.5 to the Agreement, related to outstanding stock options, was incorrect, and that certain related information, applicable to Schedule 3.6, was omitted. The corrected information, related principally to unvested stock options granted to the Chief Executive and Chief Financial Officers, as well as the corrected number of vested options outstanding, is included in the revised schedules accompanying this filing.

     The amendment to the Agreement acknowledging the above changes and reaffirming the Agreement with the amended disclosure is attached herewith as
Exhibit 10.2.

Item 9.01 -   Financial Statements and Exhibits.


(c)   Exhibits


EXHIBITS       DESCRIPTION
---------      -----------
10.1           Schedule 3.5 and Schedule 3.6.3 to the Acquisition Agreement
               dated February 28, 2005, by and among Defense Technology Systems,
               Inc., NewMarket Technology, Inc., and Digital Computer
               Integration Corporation, as amended


10.2 Amendment to the Acquisition Agreement dated February 28, 2005, by and among Defense Technology Systems, Inc., NewMarket Technology, Inc., and Digital Computer Integration Corporation

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 20, 2005
                                   DEFENSE TECHNOLOGY SYSTEMS, INC.

                                   By:  /s/ Philip J. Rauch
                                        -------------------------------------
                                        Philip J. Rauch
                                        Chief Operating  & Financial Officer


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

                                  EXHIBIT INDEX


Exhibit No.    Description of Document
----------     -----------------------
10.1           Acquisition Agreement dated February 28, 2005, by and among
               Defense Technology Systems, Inc., NewMarket Technology, Inc., and
               Digital Computer Integration Corporation, as amended.

10.2 Amendment to the Acquisition Agreement dated February 28, 2005, by and among Defense Technology Systems, Inc., NewMarket Technology, Inc., and Digital Computer Integration Corporation

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